SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    January 1, 2001
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                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

           South Carolina                              0-18460                          57-0866395
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(State or Other Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer Identification)
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               1402-C Highway 72, Greenwood, South Carolina 29649
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          (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  As of 12:01 a.m on January 1, 2001, Community Capital Corporation merged four of its wholly-owned subsidiaries, Clemson Bank & Trust, TheBank, Community Bank & Trust, and Mid State Bank, with and into a fifth wholly-owned subsidiary, Greenwood Bank & Trust, with Greenwood Bank & Trust being the surviving entity. As of 12:02 a.m on January 1, 2001, Greenwood Bank & Trust changed its name to "CapitalBank". A copy of the News Release is attached hereto as Exhibit 99.1 (page 3 of 3).

Item 7.           Financial Statements and Exhibits.

                  (a) - (b)         Not applicable.

                  (c)  Exhibits.

                  Exhibit 99.1 -  Press Release of Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMUNITY CAPITAL CORPORATION



Date: January 2, 2001
                           By: /s/ R. Wesley Brewer
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                              R. Wesley Brewer
                              Senior Vice President & Chief Financial Officer

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